Exhibit 99.1

Investor Presentation October 19, 2006

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of the Mucinex(r) brand products; the successful commercialization of Delsym(r), Humibid(r), and Children's Mucinex(r); leverage of the Mucinex(r) brand name to increase market share; Adams' ability to increase consumer awareness and expand professional endorsement of its products; the severity of the cough and cold season; and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

Began Fiscal 2006 With: Began Fiscal 2007 With: Fiscal 2007: More Products Recently Launched:

2006-2007 Cough/Cold/Flu Season Early Indicators Source: Surveillance Data Inc. U.S. National Report tracking respiratory illness for 4 weeks ended 10-13-06. Population Typical Start of Peak Season 0 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 30,000,000 35,000,000 40,000,000 45,000,000 50,000,000 9/15/2006 9/22/2006 9/29/2006 10/6/2006 10/13/2006 10/20/2006 10/27/2006 11/3/2006 11/10/2006 11/17/2006 11/24/2006 12/1/2006 12/8/2006 12/15/2006 12/22/2006 12/29/2006 1/5/2007 1/12/2007 1/19/2007 1/26/2007 2/2/2007 2/9/2007 2/16/2007 2/23/2007 3/2/2007 3/9/2007 3/16/2007 3/23/2007 3/30/2007 2006-2007 2005-2006

Consumer Survey Supports Growth Opportunities

Product Usage: Last Season vs. Now			
	6/17/06	10/01/06(2)	Opportunity
Mucinex®	18%(1)	23%	Continued momentum
Children's Mucinex®	NA	8%	Leverage Mucinex® brand
Delsym®	NA	5%	Increase consumer awareness
Delsym® Childrens	13%(3)	14%	Expand professional endorsement

(1) Number of survey participants: 120
(2) Number of survey participants: 151
(3) Number of survey participants: 160

Source: Company sponsored research - 3 weeks ended 6/17/06 and 10/01/06.

ADAMS RESPIRATORY THERAPEUTICS™

5

Mucinex(r) Total Brand Awareness Current Season vs. Last Season Source: Company sponsored research.

ACV Distribution - IRI Trend Report Mucinex Products (SE,DM,D, Cough Syrup) Point change VYA 0 20 40 60 Drug Food F/D/Mx Mucinex(r) D Mucinex(r) DM Mucinex(r) SE

Solid Brand Ranking Food/Drug/Mass Food/Drug/Mass Food/Drug/Mass Rank Brand Sales 1 Benadryl Tablets $10,864,827 2 Claritin $9,912,266 3 Claritin D $9,739,961 4 Mucinex(r) $6,203,735 5 Sudafed PE $5,500,902 6 Vicks Nyquil $5,049,549 7 Airborne $4,041,496 8 Alavert $3,655,661 9 Mucinex(r) DM $3,539,810 10 Tylenol Cold $3,341,742 21 Mucinex(r) D $2,057,228 Source: IRI brand ranking report for all products in the cough/cold/allergy/sinus category excluding private label products in the c/c/a/s tablets/liquids category for the 4 weeks ended 9/10/06. A total of 386 products were ranked. n=386

Adams Products in Drug Channel Examples of End-Cap Displays Aisle

Adams Products in Mass Merchandiser Channel

Adams Products in Food Channel

Adams Products in Club Store Channel

03/19/06 Advertising Drives Mucinex(r) Unit Volume Historical Retail Consumption - Total Brand (20 ct equiv.) Source: Industry data week ending 3/19/06 04/05 Season 05/06 Season Growth in awareness is driving significant expansion of the brand Mr. Mucus(r) campaign first airs 11/15/04 "Married to Mucus" campaign first airs 10/27/05 - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 1,000,000 11/07/04 11/27/04 12/17/04 01/06/05 01/26/05 02/15/05 03/07/05 03/27/05 04/16/05 05/06/05 05/26/05 06/15/05 07/05/05 07/25/05 08/14/05 09/03/05 09/23/05 10/13/05 11/02/05 11/22/05 12/12/05 01/01/06 01/21/06 02/10/06 03/02/06

Advertising Drives Mucinex Unit Volume Retail Consumption - Total Brand (20 ct equiv.) 05/06 Season 06/07 Season "Married to Mucus" campaign first airs 10/27/05

Bob Casale Executive Vice President Chief Marketing and Development Officer

Mucinex(r) Core Equity Core Equity Positioning Mucinex(r) Mucus out Chest congestion Mucinex(r) D Mucus out Nasal congestion Mucinex(r) DM Mucus out Nighttime cough

..15 Mucinex(r) Commercial

..30 Mucinex(r) DM Commercial

Mucinex(r) Mini-Melts(tm) Core Equity Core Equity Positioning Mucinex(r) Mini-Melts(tm) Mucus out Kids' chest congestion and compliance

..30 Mucinex(r) Mini-Melts(tm) Commercial

Delsym(r) Core Equity Core Equity Positioning Delsym(r) 12-hour cough suppression Controls the urge to cough all day or all night

..30 Delsym(r) Mini-Melts(tm) Commercial

Mucinex® and Delsym® Primetime Advertising Highlights

- Children's Mucinex® Mini-Melts™ begins Oct. 17:
  - ABC *Boston Legal*
  - NBC *Friday Night Lights*
  - CBS *CSI*
  - FOX *House*
  - FOX *Justice*
- Delsym® begins Oct. 23:
  - CBS *Two and a Half Men*
  - ABC *The Nine*
  - ABC *Wife Swap*
  - CBS *Shark*
  - ABC *Dancing with the Stars*
  - CBS *Survivor*
  - ABC *Grey's Anatomy*
- Mucinex® DM begins Nov. 1:
  - CBS *Criminal Minds*
  - CBS *Survivor*
  - ABC *Ugly Betty*
  - ABC *Desperate Housewives*
  - ABC *The Nine*
  - NBC *Deal or No Deal*
  - CBS *Amazing Race*

ADAMS RESPIRATORY THERAPEUTICS™
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Heavy Professional Promotion

Mucinex® Adult Family

Over 2½ million impressions to the professional audience (2,551,500)

- American Family Physician
- Family Practice News
- Journal of Respiratory Disease
- Medical Economics
- Nurse Practitioner
- Journal of the American Academy of Physician Assistants
- Journal of Allergy and Clinical Immunology



Delsym®

Over 2 million impressions to the professional audience (2,053,207)

- American Family Physician
- Family Practice News
- Medical Economics
- Nurse Practitioner
- Journal of the American Academy of Physician Assistants
- Pediatric News
- Contemporary Pediatrics



Mucinex® Products for Children

Over 800,000 impressions to the professional audience (877,635)

- Infectious Diseases in Children
- Pediatric News
- Contemporary Pediatrics
- Pediatric Nursing
- School Nurse News


Junior Strength
Mucinex
NEW!

Humibid®

Over 1 ½ million impressions to the professional audience (1,695,592)

- American Family Physician
- American Medical News
- Medical Economics
- Family Practice News
- Monthly Prescribing Reference



+7 Million Exposures in 2006/2007

ADAMS RESPIRATORY THERAPEUTICS™

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DC Comics Teams with Mr. Mucus(r) & Family DC Comics is a registered trademark of Warner Bros. Entertainment.

Adams' Business Strategy Build internal pipeline by extending guaifenesin platform to other OTC & Rx respiratory segments Access platform technologies to accelerate product development Four - pronged strategy Drive Mucinex(r) brand awareness & market share among professionals and consumers Build Rx business through acquisition/licensing

Investor Presentation October 19, 2006